UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)         (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year

On August 8, 2006, the Board of Directors of Laureate Education, Inc. (the “Company”) amended and restated the Company’s bylaws in order to eliminate certain provisions previously required by the Investors Agreement dated June 30, 2000 by and among the Company and Apollo Management IV, L.P., on behalf of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. The need for these provisions was eliminated by contract in 2003.

A copy of the amended and restated bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

3.1                                 Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Robert W. Zentz
Name:	Robert W. Zentz
Title:	Senior Vice President, Secretary and General Counsel

Date:  August 14, 2006

Exhibit Index

Exhibit	Description
3.1	Amended and Restated Bylaws.